UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 27, 2021
Nuwellis, Inc.
(Exact Name of Registrant as Specified in its Charter)
Delaware	001-35312	No. 68-0533453
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

12988 Valley View Road, Eden Prairie, MN 55344
(Address of Principal Executive Offices) (Zip Code)

(952) 345-4200
(Registrant’s Telephone Number, Including Area Code)

CHF Solutions, Inc.
(Former name or former address, if changed since last report)
Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	CHFS	Nasdaq Capital Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective April 27, 2021, CHF Solutions, Inc. changed its name to Nuwellis, Inc. (the “Company”) by filing a certificate of amendment (“Certificate of Amendment”) to its Fourth Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware (the “Name Change”).  No other amendments were made to the Company’s Fourth Amended and Restated Certificate of Incorporation.  The Company also amended and restated its bylaws to reflect the Name Change. The Certificate of Amendment and Third Amended and Restated Bylaws are attached here to as Exhibit 3.1 and Exhibit 3.2, respectively, and are incorporated herein by reference.

Additionally, effective at the open of the market on April 27, 2021, the Company’s trading symbol for its shares of common stock, par value $0.0001 per share (“Common Stock”) on the Nasdaq Capital Market changed from “CHFS” to “NUWE”.  In connection with the Name Change, the Company’s Common Stock and Series F Convertible Preferred Stock have the new CUSIP numbers of 67113Y 108 and 67113Y 207, respectively. The new CUSIP numbers for the Company’s outstanding warrants expiring on November 20, 2024, March 12, 2024, January 28, 2025 and August 21, 2025 are 67113Y 116, 67113Y 124, 67113Y 132 and 67113Y 140, respectively.

Item 7.01	Regulation FD Disclosure.

On April 27, 2021, the Company issued a press release announcing the Name Change.  A copy of the press release is furnished herewith as Exhibit 99.1 hereto and incorporated herein by reference.

The information in this Item 7.01, including Exhibit 99.1 attached hereto, is being furnished, shall not be deemed “filed” for any purpose, and shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
3.1	Certificate of Amendment to Fourth Amended and Restated Certificate of Incorporation, as amended, of Nuwellis, Inc.
3.2	Third Amended and Restated Bylaws of Nuwellis, Inc.
99.1	Press Release dated April 27, 2021

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 27, 2021	CHF Solutions, Inc.

	By:	/s/Nestor Jaramillo
	Name:	Nestor Jaramillo
	Title:	President, Chief Executive Officer and Interim Chief Financial Officer